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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  APRIL 8, 2003

                        CASH AMERICA INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          TEXAS                         1-9733                              75-2018239
(STATE OF INCORPORATION)        (COMMISSION FILE NO.)           (IRS EMPLOYER IDENTIFICATION NO.)

                              1600 WEST 7TH STREET
                             FORT WORTH, TEXAS 76102
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 335-1100


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ITEM 9.  REGULATION FD DISCLOSURE

         The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

         On April 8, 2003, Cash America International, Inc. (the "Company") issued a press release announcing that it expects earnings for the first quarter of 2003 to exceed the Company's previously released guidance and be higher than security analysts' published estimates. In the release the Company also confirmed that it has completed the transition of providers for its short-term cash advance product in all planned locations. A copy of the press release is attached hereto as
         Exhibit 99.


EXHIBITS

99       Press release dated April 8, 2003, issued by Cash America
         International, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CASH AMERICA INTERNATIONAL, INC.


Date: April 9, 2003                      By: /s/ Hugh A. Simpson
                                             -----------------------------------
                                             Executive Vice President, General
                                             Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99                Press release dated April 8, 2003, issued by Cash America
                  International, Inc.